SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant   /X/

Filed by a Party other than the Registrant     / /

Check the appropriate box:

/X/      Preliminary Proxy Statement

/ /      Confidential, for Use of  the Commission Only (as permitted by Rule
         14a-6(6)(2)

/ /      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Under Rule 14A-12


                          UNITED COMMUNITY BANKS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                    --------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules  14a-6(i)(1)(4)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:


                  ------------------------------------------------------

         (2) Aggregate number of class of securities to which transaction applies:


                  ------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)      Amount Previously Paid:


              -----------------------------------------------

      2)      Form, Schedule or Registration Statement No.:


              -----------------------------------------------
      3)      Filing Party:


              -----------------------------------------------


      4)      Date Filed:


              -----------------------------------------------

                                Table of Contents

                                                                                                           Page


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.....................................................................1

PROXY STATEMENT..............................................................................................2
    Security Holdings of Certain Beneficial Owners and Management............................................2
    Nomination and Election of Directors.....................................................................5
    Information About Nominees For Director..................................................................5
    Executive Compensation...................................................................................7
    Compensation of Directors................................................................................8
    Section 16(a) Beneficial Ownership Reporting Compliance..................................................9
    Compensation Committee Interlocks and Insider Participation..............................................9
    Certain Relationships and Related Transactions...........................................................9
    Joint Report On Executive Compensation..................................................................10
    Shareholder Return Performance Graph....................................................................12
    Meetings and Committees of the Board of Directors.......................................................13
    Approval of the 2000 Key Employee Stock Option Plan.....................................................13
    Approval to Amend the Articles of Incorporation to Increase the Number of
             Authorized Shares of Common Stock..............................................................17
    Information Concerning United's Accountants.............................................................19
    Shareholder Proposals...................................................................................19
    Other Matters That May Come Before the Meeting..........................................................19

                          UNITED COMMUNITY BANKS, INC.
                                   P.O. BOX 398
                              BLAIRSVILLE, GA 30514




                                                                  March 20, 2000

Dear Shareholder:

     It is my pleasure to invite you to attend the 2000 Annual Meeting of shareholders of United Community Banks, Inc. which will be held April 20, 2000 at The Brasstown Valley Resort, Highway 515, Young Harris, Georgia at 2:00 p.m. Stockholders of record as of March 6, 2000 are entitled to vote at the meeting.

     Enclosed with this letter is a copy of our 1999 Annual Report on Form 10-K, a notice of the meeting, proxy statement and proxy card. The proxy statement contains information about actions to be taken at the meeting. We encourage you to review these materials so you will be fully informed about the matters that will be considered at the meeting.

     Whether or not you are able to attend the meeting, please mark, sign and return the proxy card. If you do attend the meeting and would like to vote in person, you may do so even if you already sent in a proxy card.

     On behalf of the management, employees and directors of United Community Banks, Inc., I want to thank you for your continued support.

                                         Sincerely,



                                         Jimmy C. Tallent,
                                         President and Chief Executive Officer

                          UNITED COMMUNITY BANKS, INC.
                                 63 Highway 515
                                  P.O. Box 398
                           Blairsville, Georgia 30514

               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               ---------------------------------------------------

                          To be Held on April 20, 2000


         The annual meeting of shareholders of United Community Banks, Inc. will be held on April 20, 2000 at 2:00 p.m. at The Brasstown Valley Resort, Highway 515, Young Harris, Georgia, for the following purposes:

         1. For the election of twelve directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified;

         2. To consider a proposal to approve the 2000 Key Employee Stock Option Plan;

         3. To consider a proposal to amend the Restated Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 10,000,000 to 50,000,000 shares; and

         4. To consider and act upon any other matters that may properly come before the meeting and any adjournment thereof.

         Only shareholders of record at the close of business on March 6, 2000 will be entitled to notice of, and to vote at, the meeting.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

                                           By Order of the Board of Directors,



                                           Jimmy C. Tallent,
                                           President and Chief Executive Officer

March 20, 2000

--------------------------------------------------------------------------------
|         PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY               |
|         SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO           |
|         NOT ATTEND.                                                          |
--------------------------------------------------------------------------------

                          UNITED COMMUNITY BANKS, INC.

                                 63 Highway 515
                                  P.O. Box 398
                           Blairsville, Georgia 30514

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Community Banks, Inc. ("United" or the "Company") for use at the Annual Meeting of shareholders of United to be held on April 20, 2000, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by United. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of United's common stock, and normal handling charges may be paid for such forwarding services. In addition to solicitations by mail, directors and regular employees of United may solicit Proxies in person or by telephone. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on March 20, 2000.

         At the meeting, shareholders will elect twelve directors that will serve a one-year term that will expire at the next annual meeting when their successors are elected and qualified.

         The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on March 6, 2000. On that date, United had outstanding and entitled to vote 8,034,268 shares of common stock, par value $1.00 per share (the "Common Stock"), each shareholder entitled to one vote per share.

         Any Proxy given pursuant to this solicitation may be revoked by any shareholder that attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked before the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of United. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the Proxy is returned but no choices are indicated, it will be voted for (i) all the persons named below under the caption "Information About Nominees For Director", (ii) the approval of the 2000 Key Employee Stock Option Plan and (iii) the approval of the amendment to the Restated Articles of Incorporation.

         The percentages outstanding of Common Stock are based on 8,429,090 shares of Common Stock, including 140,000 shares deemed outstanding pursuant to United's prime plus 1/4% Convertible Subordinated Payable-in-Kind Debentures due December 31, 2006 ("2006 Debentures") and presently exercisable options to acquire 254,822 shares.

          SECURITY HOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of February 1, 2000 beneficial ownership of United's Common Stock, by each director or nominee, by each named executive officer and by all directors and officers as a group. As of February 1, 2000, there were no "persons" (as that term is defined by the SEC) known by United to be the beneficial owner of more than 5% of United's Common Stock other than indicated in the table below.

                                                                       Number of Shares      Percent of
                 Directors and Nominees                               Owned Beneficially       Class

                     Jimmy C. Tallent                                      166,036 <F1>         1.97%
                     Billy M. Decker                                       137,722 <F2>         1.63%
                     Thomas C. Gilliland                                   182,831 <F3>         2.17%
                     Robert H. Blalock                                      41,260 <F4>         0.49%
                     Robert L. Head, Jr.                                   672,743 <F5>         7.98%
                         P.O. Box 147, Blairsville, GA  30514
                     Charles E. Hill                                       169,032 <F6>         2.01%
                     Hoyt O. Holloway                                       48,085 <F7>         0.57%
                     P. Deral Horne                                         25,000 <F8>         0.30%
                     John R. Martin                                         57,633              0.68%
                     Clarence W. Mason, Sr.                                 30,382 <F9>         0.36%
                     Zell B. Miller                                          1,000              0.01%
                     W.C. Nelson, Jr.                                      672,622 <F10>        7.98%
                         P.O. Box 127, Blairsville, GA  30514
                     Charles E. Parks                                      102,259 <F11>        1.21%
                     Tim Wallis                                             53,829              0.64%
                Named Executive Officers
                     Christopher J. Bledsoe                                 22,933 <F12>        0.27%
                     Guy W. Freeman                                         40,018 <F13>        0.47%
                All Directors and Executive Officers as a Group          2,427,235 <F14>       28.80%
                (19 persons)


<F1>     Includes 10,000 shares  beneficially  owned by Mr. Tallent  pursuant to the 2006 Debentures and 37,000 shares beneficially owned pursuant to stock options exercisable within 60 days of February 1, 2000.
<F2>     Includes 10,000 shares beneficially owned by Mr. Decker pursuant to the
         2006 Debentures and 13,600 shares beneficially owned pursuant to stock options exercisable within 60 days of February 1, 2000. Does not include 9,613 shares owned by Mr. Decker's wife, as to which he disclaims beneficial ownership.
<F3>     Includes 6,270 shares  beneficially owned by Mr. Gilliland as custodian for his children, 10,000 shares beneficially owned pursuant to the 2006 Debentures and 22,200 shares beneficially owned pursuant to stock options exercisable within 60 days of February 1, 2000.
<F4>     Includes 80 shares  owned by Mr.  Blalock's  minor  children and 30,993 shares owned by Blalock Insurance Agency, Inc., a company owned by Mr. Blalock.
<F5>     Includes  96,555  shares  beneficially  owned by a trust over which Mr.
         Head has voting power and 10,000 shares owned pursuant to the 2006 Debentures. Does not include 18,465 shares owned by Mr. Head's wife, for which he disclaims beneficial ownership.
<F6>     Includes 10,000 shares  beneficially  owned by Mr. Hill pursuant to the
         2006 Debentures. Does not include 77,455 shares owned by Mr. Hill's wife, as to which he disclaims beneficial ownership.

                                      -3-


<F7>     Includes  10,000  shares   beneficially  owned  pursuant  to  the  2006
         Debentures and 35,565 beneficially owned by Holloway Motors, Inc., a company wholly owned by Mr. Holloway. Does not include 485 shares owned by Mr. Holloway's wife, for which he disclaims beneficial ownership.
<F8>     Includes 10,000 shares  beneficially owned by Mr. Horne pursuant to the
         2006 Debentures. Does not include 1,920 shares owned by Mr. Horne's wife, as to which he disclaims beneficial ownership.
<F9>     Includes 10,000 shares  beneficially owned by Mr. Mason pursuant to the
         2006 Debentures. Does not include 16,958 shares owned by Mr. Mason's wife, as to which he disclaims beneficial ownership.
<F10>    Includes 10,000 shares owned pursuant to the 2006 Debentures.  Does not include 15,005 shares owned by Mr. Nelson's wife, as to which he disclaims beneficial ownership.
<F11>    Includes 10,000 shares  beneficially owned by Mr. Parks pursuant to the
         2006 Debentures.
<F12>    Includes 6,000 shares beneficially owned by Mr. Bledsoe pursuant to the
         2006 Debentures and 9,800 shares beneficially owned pursuant to stock options exercisable within 60 days of February 1, 2000.
<F13>    Includes 6,000 shares beneficially owned by Mr. Freeman pursuant to the
         2006 Debentures and 20,500 shares beneficially owned pursuant to stock options exercisable within 60 days of February 1, 2000.
<F14>    Includes  106,500 shares  beneficially  owned pursuant to stock options exercisable within 60 days of February 1, 2000 and 112,000 shares beneficially owned pursuant to the 2006 Debentures.


                                      -4

                      NOMINATION AND ELECTION OF DIRECTORS
                                  (Proposal 1)

         The Bylaws of United provide that the number of directors may range from eight to fourteen directors. The Board of Directors of United has set the number of directors at twelve. The number of directors may be increased or decreased from the foregoing from time to time by the Board of Directors by amendment of the Bylaws, but no decrease shall have the effect of shortening the term of an incumbent director. The terms of office for directors continue until the next annual meeting and until their successors are elected and qualified.

         During 1999, P. Deral Horne reached the mandatory retirement age as established in the Bylaws and, accordingly, will not stand for re-election. John
R. Martin has decided to not stand for  re-election.  In  addition,  in December
1999 the Board of Directors elected Tim Wallis as a director. Mr. Wallis previously served as a director of 1st Floyd Bankshares, which was acquired by United in August, 1999.

         Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. If any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than twelve nominees. Management of United has no reason to believe that any nominee will not serve if elected. All of the nominees, with the exception of Robert H. Blalock, are currently directors of United.

         Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the shares outstanding on the record date are present at a meeting in person or by proxy. An abstention and a broker non-vote would be included in determining whether a quorum is present at a meeting, but would not have an effect on the outcome of a vote.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES.

                        INFORMATION ABOUT NOMINEES FOR DIRECTOR

         The following information as of December 31, 1999 has been furnished by the respective nominees for director. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.


                                                   Information                           Director of
          Name (Age)                              About Nominee                          United Since
          ----------                              -------------                          ------------

Jimmy C. Tallent...........     President and Chief Executive Officer of United              1987
   (47)

Robert H. Blalock..........     Owner of Blalock Insurance Agency,  Inc., Clayton,         Nominee
   (52)                         Georgia

Billy M. Decker............     Senior Vice President and Secretary of United                1988
   (56)

Thomas C. Gilliland........     Executive  Vice  President of United and President           1992
   (51)                           of Peoples Bank of Fannin County

                                      -5-


Robert L. Head, Jr.........     Chairman  of the  Board of  Directors  of  United;           1988
(60)                              Owner of Head Construction Company,
                                  Head-Westgate Corp., a commercial construction
                                  company, and Mountain Building Supply, in
                                  Blairsville, Georgia

Charles E. Hill............     Retired  Director  of  Pharmacy  at Union  General           1988
   (62)                           Hospital in Blairsville, Georgia

Hoyt O. Holloway...........     Owner of H&H Farms,  a poultry farm in Blue Ridge,           1993
   (59)                           Georgia

Clarence W. Mason, Sr......     Owner of Mason  Lawn and  Garden,  in Blue  Ridge,           1992
   (62)                           Georgia

Zell B. Miller.............     Governor of Georgia from 1991 to 1999                        1999
   (68)

W. C. Nelson, Jr...........     Vice  Chairman  of the Board of  United;  Owner of           1988
   (55)                           Nelson Tractor Company in Blairsville, Georgia

Charles E. Parks...........     Former  Owner of Parks  Lumber  Co.,  Murrayville,           1997
   (69)                           Georgia

Tim Wallis.................     Owner of Wallis Printing Co., Rome, Georgia                  1999
   (48)

================================================================================
         There are no family relationships between any director, executive officer or nominee for director of United or any of its subsidiaries.
================================================================================

                             EXECUTIVE COMPENSATION


The following table provides information regarding the compensation paid or accrued by United and its Subsidiaries for the fiscal years ended December 31, 1997, 1998 and 1999, to or on behalf of the Chief Executive Officer and the four other most highly compensated executive officers. These individuals are referred to in this Proxy Statement as "Named Executive Officers."

                                                                                                       Long-Term
                                                           Annual Compensation                      Compensation
                                           -----------------------------------------------------    ----------------
                                                                                                      Securities            All
       Name and Principal Offices                                                                     Underlying           Other
             Held During 1999               Year        Salary          Bonus          Other            Options         Compensation
       ---------------------------         -------    ------------    -----------   ------------    ----------------    ------------

Jimmy C. Tallent......................      1999        $236,500      $150,000       $45,100<F1>          8,750          $22,293<F2>
     President and Chief Executive          1998        $231,125      $100,000       $36,900<F1>          8,750          $29,118
     Officer of United                      1997        $215,000      $ 90,000       $32,875<F1>          8,750          $27,058

Thomas C. Gilliland...................      1999        $167,500      $ 55,000       $ 9,400<F1>          5,250          $15,075<F3>
     President and Chief Executive          1998        $165,000      $ 45,000       $ 5,400<F1>          5,250          $ 8,250
     Officer of Peoples Bank of Fannin      1997        $157,500      $ 42,500       $ 5,400<F1>          5,250          $13,388
     County; Executive Vice President of
     United

Billy M. Decker.......................      1999        $122,700      $ 32,000       $18,600<F1>          2,000          $11,043<F3>
     Senior Vice President and Secretary    1998        $121,450      $ 30,000       $18,600<F1>          2,500          $14,817
     of United                              1997        $117,700      $ 30,000       $18,600<F1>          3,500          $14,359

Guy W. Freeman........................      1999        $165,000      $ 75,000       $ 7,300<F1>          4,000          $14,850<F3>
     President and Chief Executive          1998        $158,550      $ 50,000       $ 7,300<F1>          4,000          $19,343
     Officer of Carolina Community Bank;    1997        $139,200      $ 40,000       $ 7,000<F1>         10,000          $16,892
     Senior Vice President of United

Christopher J. Bledsoe................      1999        $120,000      $ 35,000           --               3,500          $11,250<F3>
     Senior Vice President and Chief        1998        $116,250      $ 27,500           --               3,500          $14,183
     Financial Officer of United            1997        $102,500      $ 25,000           --               3,500          $12,505
---------------------------

<F1>    Directors'  fees for service on United's  bank  subsidiaries'  boards of directors. Other perquisites do not meet the Securities and Exchange Commission threshold for disclosure, which is the lesser of $50,000 or 10% of the total salary and bonus for any named executive.
<F2>    Represents a contribution  by United of $21,285 on behalf of Mr. Tallent to United's Profit Sharing Plan and insurance premiums of $1,008 paid by United Community Bank on behalf of Mr. Tallent on a life insurance policy.
<F3>    Represents  United's  contribution on behalf of the named  individual to
        United's Profit Sharing Plan, assuming a contribution equal to 4% of the individual base compensation. The final profit sharing percentage contributions in 1999 have not been finalized as of the date of this proxy statement.

         United has never granted restricted stock, stock appreciation rights or similar awards to any of its present or past executive officers, other than awards of stock options under the 1995 United Community Banks Key Employee Stock Option Plan (the "1995 Plan"). Proposal 2 of this proxy statement is for consideration of the 2000 Key Employee Stock Option Plan (the "2000 Plan") that will provide for grants of restricted stock.


                            COMPENSATION OF DIRECTORS

         Directors of United, other than a President or Vice President of a bank subsidiary who serves on United's Board of Directors, received $2,000 per board meeting attended during 1999. Certain members of United's Board of Directors also serve as members of one or more of the Boards of Directors of United's bank subsidiaries, for which they are compensated by the bank subsidiaries.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock options granted to the Named Executive Officers under the 1995 Plan during fiscal year 1999 and the projected value of those options at assumed annual rates of appreciation.

------------------------------------------------------------------------------------- ---------------------------
                                                                                      Potential Realizable Value
                                                                                       at Assumed Annual Rates
                                                                                            of Stock Price
                                              Individual Grants                              Appreciation
                                                                                          for Option Term(2)
------------------------------------------------------------------------------------- ---------------------------
                                Number of
                                Securities     Percent of Total
                                Underlying      Options Granted
                                 Options        to Employees in       Expiration
            Name                Granted <F1>      Fiscal Year            Date               5%          10%
----------------------------- --------------- -------------------- ------------------ ------------- -------------
Jimmy C. Tallent                  8,750              10.6%              1/1/09        $ 220,113         $557,810

Thomas C. Gilliland               5,250              6.4%               1/1/09        $ 132,068         $334,686

Billy M. Decker                   2,000              2.4%               1/1/09        $   50,312        $127,499

Guy W. Freeman                    4,000              4.9%               1/1/09        $  100,623        $254,999

Christopher J. Bledsoe            3,500              4.3%               1/1/09        $   88,045        $223,124

--------------------------

<F1> 20% of the options were vested at the date of grant and an  additional  20%
     vest at each of the first four anniversaries of the date of grant. The exercise price of the options is $40.00 per share, the fair market value on the date of grant of the options.
<F2> "Potential  Realizable  Value" is disclosed in response to SEC  regulations that require such disclosure for illustration only. The values disclosed are not intended to be, and should not be interpreted as, representations or projections of the future value of United's Common Stock or of the stock price. Amounts are calculated at 5% and 10% assumed appreciation of the value of the Common Stock (compounded annually over the option term) and are not intended to forecast actual expected future appreciation, if any, of the Common Stock. The potential realizable value to the optionee is the difference between the exercise price and the appreciated stock price at the assumed annual rates of appreciation multiplied by the number of shares underlying the options.

OPTION FISCAL YEAR-END VALUES

         Shown below is information with respect to options exercised during 1999 and unexercised options to purchase the Common Stock granted under the 1999 Plan to the Named Executive Officers and held by them at December 31, 1999.

---------------------------- ---------------- --------------- ----------------------------- ----------------------------
                                                                                              Value of Unexercised in
                                # Shares                         Number of Unexercised         the Money Options at
                               Acquired on       $ Value       Options at Fiscal Year End     Fiscal Year End <F2>
           Name                 Exercise       Realized <F1>   Exercisable/Unexercisable     Exercisable/Unexercisable
---------------------------- ---------------- --------------- ----------------------------- ----------------------------
Jimmy C. Tallent                    -               -                30,000/17,500               $718,500/$189,000
Thomas C. Gilliland                 -               -                18,000/10,500               $431,000/$113,400
Billy M. Decker                     -               -                 11,300/5,200               $282,000/$66,000
Guy W. Freeman                      -               -                16,200/10,300               $368,000/$132,000
Christopher J. Bledsoe            5,000          $204,000             7,000/7,000                $127,400/$75,600
---------------------------- ---------------- --------------- ----------------------------- ----------------------------
-------------------------------------------------------------------------------------------------------------------

<F1> Market price at time of exercise less option exercise price.
<F2> Based on $42.00 per share, the last sale price known to United during 1999.
     United's Common Stock is not publicly traded.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires United's executive officers, directors and persons who own more than ten percent (10%) of United's Common Stock to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership. Based solely on its review of the forms filed with the SEC and representations of reporting persons, United believes that everyone who was an executive officer, director or greater than 10% beneficial owner at any time during 1999 complied with all filing requirements applicable to them during 1999.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors of United reviewed the compensation of Messrs. Tallent, Gilliland, Freeman, Decker and Bledsoe and of United's other executive officers for the 1999 fiscal year. Although all members of the Board of Directors participated in deliberations regarding the salaries of executive officers, none of such officers participated in any decisions regarding his own compensation as an executive officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Robert L. Head, Jr., Chairman of the Board of Directors of United, is the owner of a construction company that United and two of its bank subsidiaries hired during the course of the year to perform various construction projects totaling approximately $1.1 million.

         The Banks have had, and expect to have in the future, banking transactions in the ordinary course of business with directors and officers of United and their associates, including corporations in which such officers or directors are shareholders, directors and/or officers, on the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with unaffiliated third parties. Such transactions have not involved more than the normal risk of collectability or presented other unfavorable features.

                     JOINT REPORT ON EXECUTIVE COMPENSATION

General

         Under rules established by the SEC, United is required to provide certain information with respect to compensation provided to United's President and Chief Executive Officer and to United's other executive officers. The SEC regulations require a report setting forth a description of United's executive compensation policy in general and the considerations that led to the compensation decisions affecting Messrs. Tallent, Gilliland, Decker, Freeman and Bledsoe. In fulfillment of this requirement, the Board of Directors and Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

         The fundamental policy of United's compensation program is to offer competitive compensation and benefits for all employees, including the President and Chief Executive Officer and the other officers of United, in order to compete for and retain talented personnel who will lead United in achieving levels of financial performance which enhance shareholder value. United's executive compensation package historically has consisted of salary, annual incentive compensation, matching profit sharing contributions and other customary fringe benefits. The grant of stock options under the 1995 Plan is also a part of United's compensation package for certain executive officers, including the Named Executive Officers.

Salary

         All members of the Board of Directors of United participated in deliberation regarding salaries of executive officers. Although subjective in nature, factors considered by the Board in setting the salaries of executive officers (other than Mr. Tallent) were Mr. Tallent's recommendations, compensation paid by comparable banks to their executive officers (although such information was obtained informally and United did not attempt to pay any certain percentage of salary for comparable positions with other banks), each executive officer's performance, contribution to United, tenure in his or her position, and internal comparability considerations. The Board of Directors set the salary of Mr. Tallent based on Mr. Tallent's salary during the preceding fiscal year, his tenure, the salaries of chief executive officers of comparable banks (although such information was obtained informally and United did not attempt to pay any certain percentage of salary for a comparable position with other banks) and the increase in earnings of United in recent years. The Board did not assign relative weights to the factors considered in setting salaries of executive officers, including Mr. Tallent.

Annual Incentive Compensation

         Annual incentive compensation for 1999, paid in the form of a cash bonus during the fourth quarter of the fiscal year, was based on annual financial results of United's bank subsidiaries, including general targets with respect to net income and return on average assets. Cash bonuses were granted by the Board to Mr. Tallent, and the Board set a range of bonuses (based on a percentage of salary) for all employees other than Mr. Tallent, within which range Mr. Tallent determined each officer's bonus, based on individual performance.

1995 Plan

         Options to acquire 82,300 shares of Common Stock were awarded under the 1995 Plan in fiscal 1999, including options to acquire 23,500 shares of Common Stock awarded to the Named Executive Officers by the Compensation Committee.

                 United Community Banks, Inc. Board of Directors

        Jimmy C. Tallent                                P. Deral Horne
        Billy M. Decker                                 John R. Martin
        Thomas C. Gilliland                             Clarence W. Mason, Sr.
        Robert L. Head, Jr.                             Zell B. Miller
        Charles E. Hill                                 W. C. Nelson, Jr.
        Hoyt O. Holloway                                Charles E. Parks
                                                        Tim Wallis

              Compensation Committee of the Board of Directors

        Robert L. Head, Jr.                            John R. Martin
        Charles E. Hill                                Clarence W. Mason, Sr.
        Hoyt O. Holloway                               Zell B. Miller
        P. Deral Horne                                 W. C. Nelson, Jr.
        Charles E. Parks                               Tim Wallis

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on United's Common Stock against the cumulative total return on The Nasdaq Stock Market (U.S. Companies) Index and The Nasdaq Bank Stocks Index for the period of five fiscal years commencing January 1, 1995 and ending on December 31, 1999. This graph was prepared at United's request by Research Data Group, San Francisco, California. United's Common Stock is not publicly traded; therefore, the total shareholder return is based on stock trades known to United during the periods presented.

                    COMPARISON OF 5 YEAR CUMULATIVE
                               TOTAL RETURN*
                     AMONG UNITED COMMUNITY BANKS, INC.
                    THE NASDAQ STOCK MARKET (U.S.) INDEX
                          AND THE NASDAQ BANK INDEX


                   _______________________________________


                      GRAPHICS APPEARS HERE IS REPRESENTED
                           IN THE TABULAR CHART BELOW

                   _______________________________________

_____________________________________________________________________________________________
|                                  |  |                                                     |
|                                  |  |               CUMULATIVE TOTAL RETURN               |
|__________________________________|__|_____________________________________________________|
|                                  |  |        |        |        |        |                 |
|                                  |  |  12/94 |  12/95 |  12/96 |  12/97 |  12/98 |  12/99 |
|__________________________________|__|________|________|________|________|________|________|
|                                  |  |        |        |        |        |        |        |
| UNITED COMMUNITY BANKS, INC.     |  |   100  |   161  |   212  |   305  |   408  |  430   |
|__________________________________|__|________|________|________|________|________|________|
|                                  |  |        |        |        |        |        |        |
| NASDAQ STOCK MARKET (U.S.)       |  |   100  |   141  |   174  |   213  |   300  |  542   |
|__________________________________|__|________|________|________|________|________|________|
|                                  |  |        |        |        |        |        |        |
| NASDAQ BANK                      |  |   100  |   149  |   197  |   329  |   327  |  314   |
|__________________________________|__|________|________|________|________|________|________|

                 * $100 INVESTED ON 12/31/4IN STOCK OR INDEX -
                   INCLUDING REINVESTMENT OF DIVIDENDS.
                   FISCAL YEAR ENDING DECEMBER 31.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The United Board of Directors held three meetings during 1999. All of the directors attended at least seventy-five percent (75%) of the meetings of the Board and meetings of the committees of the Board on which they sat that were held during their tenure as directors.

         The Board of Directors does not have a standing nominating committee. The compensation committee of the Board of Directors is comprised of all members of the Board who are not employees of the bank subsidiaries of United. The compensation committee makes compensation decisions for executive officers and key employees and administers the 1995 Plan.

         The Board of Directors formed an audit committee at the December 1999 meeting. The audit committee is comprised of directors Holloway, Miller and Nelson. The audit committee will be responsible for recommending the selection of independent auditors; meeting with the independent auditors to review the scope and results of the audit; reviewing with management and the internal auditor the system of internal control and internal audit reports; ensuring that the books, records and external financial reports of the Company are in accordance with generally accepted accounting principles; and, reviewing all reports of examination made by regulatory authorities and ascertaining that any and all operational deficiencies are satisfactorily corrected. The audit committee met one time during 1999.


               APPROVAL OF THE 2000 KEY EMPLOYEE STOCK OPTION PLAN
                                  (Proposal 2)

         The Board of Directors of United has adopted, subject to shareholder approval, the 2000 Plan, effective December 8, 1999. United's shareholders previously approved the 1995 Plan to promote the interests of the Company by providing an incentive for key employees to improve shareholder value through profitable growth of the Company and remain in the employ of United and to further aid management in the recruitment and retention of capable personnel of a caliber required to ensure future success. The 2000 Plan has been adopted by the Board of Directors to serve these same purposes, and the Board of Directors believes that the accomplishment of these purposes will result in increased shareholder value.

         At the Annual Meeting, the shareholders of United will be asked to approve the 2000 Plan. Approval of the 2000 Plan is required to provide the option recipients with the favorable tax treatment afforded incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code (the "Code"). The 2000 Plan will be approved upon the affirmative vote of a majority of the shares represented at the meeting at which a quorum is present. An abstention or broker non-vote would be included in determining whether a quorum is present at a meeting, but would not have the effect on the outcome of a vote. Unless otherwise instructed, the persons name on the enclosed proxy card will vote shares represented by properly executed proxies in favor of the 2000 plan.

         Shareholder approval of the 2000 Plan is also sought in order to qualify the 2000 Plan under Section 162(m) of the Internal Revenue Code and to thereby allow the Company to deduct for federal income tax purposes all compensation paid under the 2000 Plan to Named Executive Officers (generally, the executive officers who would be listed for a fiscal year in the summary compensation table appearing herein).

SUMMARY OF THE 2000 PLAN

GENERAL

         The  purpose  of  the  2000  Plan  is to  secure  for  United  and  its shareholders the benefits of the incentive inherent in stock ownership in the Company by key employees who perform services for the Company and its subsidiaries, who are largely responsible for its future growth and continued success. The 2000 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of individuals upon whose judgment, interest and special effort the successful conduct of its operation largely depends. The 2000 Plan became effective on December 8, 1999 and will continue in effect, unless earlier terminated, until December 7, 2009.

However, awards issued pursuant to the 2000 Plan prior to the relevant termination date which have not expired or otherwise terminated as of such date may be exercised after such time in accordance with their terms.

         A maximum of 490,000 shares of Common Stock are available for the grant of stock options under the 2000 Plan; provided that if the number of United's issued and outstanding shares of Common Stock is increased after December 8, 1999, the maximum number of shares for which awards may be granted under the 2000 Plan shall be increased such that the ratio of the number of shares available for grant to outstanding shares remains the same as the ratio of the shares available to grant under the 2000 Plan to outstanding shares that existed on December 8, 1999. Outstanding shares shall for the purposes of such calculation include the number of shares into which other securities or instruments issued by United are currently convertible (e.g., convertible preferred stock or convertible debentures, but not outstanding options to acquire stock). The maximum number of shares available for grant as ISOs under the 2000 Plan is 400,000 shares.

         The 2000 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), nor is it subject to Section 401 of the Internal Revenue Code of 1986, as amended (the "Code").

         A summary of the more important provisions of the 2000 Plan is set forth below. This summary does not purport to be complete, and reference to the full text of the 2000 Plan should be made for further information. A copy of the Plan is attached hereto as Appendix A.

ADMINISTRATION

         The 2000 Plan is administered by the Compensation Committee of the Board of Directors of the Company, or by any other Committee appointed by the Board that is granted authority to administer the Plan (the "Committee"). The members of the Committee serve at the pleasure of the Board of Directors.

         Each employee of the Company (including an employee who is a member of the Board) or of a subsidiary whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any subsidiary, is eligible to participate in the Plan. The Committee is empowered to select the individuals who will participate in the Plan (the "Participants"), the form and amount of the awards, the dates of grant and the terms and provisions of each award, and to interpret the Plan and any agreement entered into pursuant to the Plan. All decisions and determinations of the Committee in the administration of the Plan and on all questions concerning the Plan are final and conclusive. Participants in the Plan are selected in the discretion of the Committee.

         Awards granted under the Plan will be evidenced by a written agreement (the "Award Agreement") in such form and containing such terms and conditions (which need not be identical for all Award Agreements) as the Committee determines, so long as the Award Agreement is in compliance with the terms of the Plan.

TERMS OF GRANT AND EXERCISE OF AWARDS

         STOCK OPTIONS. Stock options granted under the Plan may be incentive stock options ("ISOs") or nonqualified stock options ("NQSOs" and, collectively with ISOs, "Options"). An Option entitles a Participant to purchase shares of Common Stock from the Company at the option price. The exercise price of an ISO may not be less than the fair market value of the Common Stock on the date of the grant, or less than 110% of the fair market value if the Participant owns more than 10% of the total combined voting power of all classes of stock of the Company. The exercise price of non-qualified stock options may be equal to, less than, or more than the fair market value of the common stock on the date that the option is awarded. The maximum number of Shares subject to options which can be granted under the 2000 Plan during any calendar year to any individual is 200,000 shares.

         Full payment of the option price must be made when an Option is exercised. The purchase price may be paid in cash or in such other form of consideration as the Committee may approve, which may include shares of Common Stock valued at their fair market value on the date of exercise, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         Options granted under the 2000 Plan will be exercisable, in whole or in part, by the option holder upon such terms and conditions as may be determined by the Committee. Options vest according to the schedule provided for by the

Committee in the corresponding Award Agreement and are not exercisable later than 10 years after the date of grant, but any incentive stock option granted to a Participant who owns more than 10% of the combined voting power of all classes of stock of the Company will not be exercisable after the expiration of 5 years after the date the option is granted. Incentive stock options are also subject to the further restriction that the aggregated fair market value, determined as of the date of grant, of common stock as to which any incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient. To the extent that Options granted pursuant to the Plan exceed such amount (or otherwise fail to qualify as ISOs), they will constitute NQSOs.

         STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights separately or in connection with another stock incentive, and the Committee may provide that the holder may exercise them at any time or that they will be paid at a certain time or times or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of common stock or in cash, according to terms established by the Committee with respect to any particular award. The maximum number of stock appreciation rights which can be granted under the 2000 Plan during any calendar year to any individual is 200,000.

         RESTRICTED STOCK; STOCK AWARDS. Participants may also be awarded shares of Common Stock pursuant to a stock award. The Committee, in its discretion, may prescribe that a Participant's rights in a stock award shall be nontransferable or forfeitable or both unless certain conditions are satisfied. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated objectives. In addition, the restrictions may lapse incrementally.

         At the time a grant of restricted stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. Subject to certain provisions, at the end of the Restricted Period, all restrictions shall lapse and the restricted stock shall vest in the Participant. The Committee may, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted stock at any time after the date the grant is made.

         Upon a grant of restricted stock, a stock certificate representing the number of shares of restricted stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Committee for the Participant's account. Following such registration, the Participant shall, subject to certain restrictions, have the rights and privileges of a shareholder as to such restricted stock, including the right to receive dividends and to vote such restricted stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in restricted stock, as the Committee shall determine. The maximum number of Shares of Restricted Stock or Stock Awards which can be granted under the 2000 Plan during any calendar year to any individual is 200,000.

         PERFORMANCE SHARE AWARDS. The Plan also provides for the award of performance shares. A performance share award entitles the Participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain performance standards are met. The Committee will prescribe the requirements that must be satisfied before a performance share award is earned. The performance share requirements may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve stated objectives. To the extent that performance shares are earned, the obligation may be settled in cash, in Common Stock or by a combination of the two.

         No Participant shall have, as a result of receiving a performance share award, any rights as a shareholder until and to the extent that the performance shares are earned and Common Stock is transferred to such Participant. If the Award Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of shares of Common Stock covered by an award between (a) the date that the performance shares are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the performance share award.

TERMINATION OF AWARDS.

         The terms of an award may provide that it will terminate, among other reasons, upon the holder's termination of employment or other status with United or its subsidiaries, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control. Also, the Committee may, within the terms of the 2000 Plan, provide in the Award Agreement for the acceleration of vesting for any of the above reasons.

AMENDMENT AND TERMINATION OF 2000 PLAN; ADJUSTMENT OF SHARES

         The Board of Directors may at any time terminate, suspend or amend the Plan, but certain amendments will not become effective without shareholder approval. Generally, the Board or the Committee may not adversely affect the rights of a holder of an award without the holder's consent. The Committee may, in such manner as it shall determine in its sole discretion, appropriately adjust the number of shares subject to awards under the 2000 Plan and the purchase price per share and the aggregate number of shares available for issuance under the 2000 Plan in the event of any stock dividend issued by the Company, recapitalization of the Company's capital structure or exchange of the outstanding shares of Common Stock for shares of another class or company.


EXPENSES

         The Company pays the administrative costs of the 2000 Plan, including the expenses of the Committee and the costs of issuing and delivering the shares subject to the Plan.


COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the IRC denies a deduction by an employer for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to the Named Executive Officers at the end of the taxable year. Compensation with respect to stock options, including upon exercise of an NQSO or upon a disqualifying disposition of an ISO, as described below under "Certain Federal Income Tax Consequences", or other compensation pursuant to the 2000 Plan, will be excluded from this deduction limit if it satisfies certain requirements. The requirements include: (i) the stock option or right must be granted at an exercise price not lower than fair market value at date of grant (or the award must be made on account of the attainment of performance goals that meet the requirements of Section 162(m)); (ii) the stock option grant or other stock award must be made by a committee composed of two or more "outside directors" within the meaning of Section 162(m); (iii) the plan under which the award is granted must state the maximum number of shares with respect to which options or rights may be granted during a specified period to any individual; and (iv) the material terms pursuant to which the compensation is to be paid must be disclosed to, and approved by, shareholders in a separate vote prior to payment. The 2000 Plan meets the requirements of paragraphs (i) through (iii) above, and approval of the 2000 Plan by the Company's shareholders is being proposed in order to comply with requirement (iv), so that compensation with respect to stock options and stock awards may be excluded from the deduction limit under 162(m) of the IRC.


FEDERAL INCOME TAX EFFECTS

         The federal, state and local income tax consequences associated with the grant or purchase of Common Stock or Options under the Plan will depend upon each individual Participant's circumstances. Each Participant should seek the advice of a qualified tax adviser regarding the tax consequences of participation in the Plan.

         The statements pertaining to the federal income tax consequences regarding participation in the Plan are based upon the Code, regulations promulgated by the Internal Revenue Service (the "IRS") thereunder, published revenue rulings issued by the IRS, and case law as of the date hereof. Such laws and regulations are subject to change. Such statements reflect existing law and reasonable interpretations thereof and do not, in any instance, purport to indicate the trend of the law in the future. As a result, no assurance can be given that there will be no statutory, judicial or administrative changes that would modify these summaries and/or statements. No ruling from the IRS or any state agency has been requested and no ruling has been issued with respect to any transactions described herein.

         OPTIONS. There are generally no federal tax consequences either to the employee receiving Options (the "Optionee") or to the Company upon the grant of an Option. Upon exercise of an ISO, the Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to a liability for the Optionee under the alternative minimum tax provisions of the Code. Generally, if the Optionee disposes of shares acquired upon exercise of an ISO within two (2) years of the date of grant or one (1) year of the date of exercise, the Optionee will recognize ordinary compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the Optionee will be treated as a capital gain. On exercise of a NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the Optionee as compensation income and will generally be deductible for tax purposes by the Company. The disposition of shares of Common Stock acquired upon exercise of a NQSO will generally result in a capital gain or loss for the Optionee, but will have no tax consequences for the Company.

         STOCK AWARDS; RESTRICTED STOCK. With respect to outright grants of Common Stock under the Plan, the Company is of the opinion that the Participant will realize compensation income at the time of grant in an amount equal to the fair market value of the Common Stock less any amount paid for such Common Stock. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the Participant.

         With respect to the grant of restricted stock under the Plan, the Company is of the opinion that the Participant will realize compensation income in an amount equal to the fair market value of the restricted stock (whether received as a grant or as a dividend), less any amount paid for such restricted stock, at the time when the Participant's rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture, unless the Participant elected, pursuant to a special election provided in the Code, to be taxed on the restricted stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the Participant during the Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the Participant.

         PERFORMANCE SHARE AWARDS. Unless an election is made under Section 83(b) of the Code, a Participant will recognize income on account of the settlement of a performance share award. The amount of such income will be equal to any cash that is paid and the fair market value of Common Stock (on the date that the shares are first transferable or not subject to a substantial risk of forfeiture) that is received in settlement of the award, and the Company will generally be entitled to claim a deduction of such amount for tax purposes.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


         APPROVAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE
                   NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                                  (Proposal 3)

         The Board of Directors of United believes that it would be in the best interest of United and its shareholders that the Restated Articles of Incorporation be amended to increase the number of shares of Common Stock, $1.00 par value, from the 10,000,000 shares currently authorized to 50,000,000. The number of shares outstanding as of December 31, 1999 was 8,034,268. United currently has 288,004 shares reserved for issuance in connection with the 1995 Plan and 52,898 shares reserved for issuance in connection with the stock option plan of 1st Floyd Bankshares, which was assumed by United under the terms of the merger agreement. An additional 500,000 shares will be reserved in connection with the approval of the 2000 Plan referenced in Proposal 2. Accordingly, United currently has a total of 1,224,830 authorized but unissued shares of Common Stock uncommitted to any specific purpose.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

         The Board of Directors believes that it is in the best interest of United to increase the number of authorized shares of Common Stock, since of the 10,000,000 shares currently authorized, 8,775,170 are outstanding or have been reserved for issuance as of December 31, 1999, assuming that Proposal 2 of this proxy is approved. The Board of Directors believes that the 1,224,830 shares remaining available for use are insufficient to enable the Board of Directors to act quickly to take advantage of various business opportunities, including acquisitions, financings, raising additional capital, stock splits and dividends, compensation plans and other corporate purposes. United entered into agreements to acquire North Point Bancshares, Inc., Dawsonville, Georgia, on February 9, 2000, pursuant to which United would issue 958,211 shares of Common Stock and Independent Bancshares, Inc., Powder Springs, Georgia, on February 10, 2000, pursuant to which United would issue 870,598 shares of Common Stock. The consummation of both acquisitions is conditioned upon shareholder approval of increasing the authorized shares of Common Stock from 10,000,000 to 50,000,000. United also is currently planning an offering of approximately 315,790 shares of Common Stock in the second quarter of 2000 for approximately $12,000,000 to provide more capital for its subsidiary banks.

Effect of Proposal

         If this proposal is approved, the Board of Directors will have the authority to issue the additional authorized shares to those persons and for the consideration as it may determine without further action by the shareholders. Any issues of additional Common Stock could have the effect of discouraging an attempt to acquire control of United. For example, stock could be issued to persons, firms or entities known to be friendly to management. An issuance of Common Stock at a price below the book value per share will have a dilutive effect on the book value of the outstanding shares and may also have a dilutive effect on earnings per share and the relative voting power of current shareholders. The issuance of Common Stock in a merger or acquisition may also have a dilutive effect. Except as set forth in the preceding paragraph, United does not currently have any material commitments, arrangements or understanding which would require the issuance of additional shares of Common Stock.

         The Board of Directors does not believe that an increase in the number of authorized shares of Commons Stock will have a significant impact on any attempt to gain control of United. It is possible, however, that the availability of authorized but unissued shares of Common Stock could discourage third parties from attempting to gain control since the Board could authorize the issuance of shares of Common Stock in a manner that could dilute the voting power of a person attempting to acquire control of United, increase the cost of acquiring such control or otherwise hinder such efforts. The Board is not aware of any present threat or attempt to gain control of United and this Proposal 3 is not in response to any such action. Furthermore, this Proposal 3 is not being presented with the intent that it be utilized as a type of anti-takeover device.

         Assuming that this Proposal is adopted, the text of the first paragraph of Article V in United's Restated Articles of Incorporation would be as set forth in the attached Appendix B.

Vote Required for Approval

         The affirmative vote of holders of a majority of the shares of Common Stock outstanding on the record date is required to approve the amendment. An abstention or broker non-vote would be included in determining whether a quorum is present at a meeting, but would not have an effect on the outcome of a vote.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                           YOU VOTE FOR THIS PROPOSAL.

                   INFORMATION CONCERNING UNITED'S ACCOUNTANTS

         Porter Keadle Moore, LLP ("Porter Keadle") was the principal independent public accountant for United during the year ended December 31, 1999. Representatives of Porter Keadle are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. United anticipates that Porter Keadle will be United's accountants for the 2000 fiscal year.


                              SHAREHOLDER PROPOSALS

     No proposals by non-management have been presented for consideration at the Annual Meeting. United expects that its 2001 Annual Meeting will be held in April 2001. Any proposals by non-management shareholders intended for presentation at the 2001 Annual Meeting must be received by United at its principal executive offices, attention of the Secretary, no later than November 20, 2000 in order to be included in the proxy material for that Meeting. United must be notified of any other shareholder proposal intended to be presented for action at the meeting not later than February 3, 2001 or else proxies may be voted on such proposal at the discretion of the person or persons holding these proxies.


                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     Management of United knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of United.


                                       By Order of the Board of Directors,



                                       Jimmy C. Tallent
                                       President and Chief Executive Officer

                                  COMMON STOCK
                         OF UNITED COMMUNITY BANKS, INC.

                     THIS PROXY IS SOLICITED BY THE BOARD OF
             DIRECTORS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS.

         This undersigned hereby appoints Jimmy C. Tallent or Robert L. Head, Jr. the proxy of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of shareholders of UNITED COMMUNITY BANKS, INC. to be held on April 20, 2000, and any adjournment thereof.


1. Election of Nominees                 Nominees:  Jimmy C.  Tallent,  Robert H.
                                        Blalock,  Billy  M.  Decker,  Thomas  C.
                                        Gilliland,  Robert L. Head, Jr., Charles
                                        E. Hill,  Hoyt O. Holloway,  Clarence W.
                                        Mason,   Sr.,  Zell  B.  Miller,  W.  C.
                                        Nelson,  Jr.,  Charles E. Parks, and Tim
                                        Wallis

FOR the nominees listed to the right    WITHHOLD AUTHORITY
                                        to vote for all nominees
                 / /                              / /

                                        WITHHOLD AUTHORITY
                                        to vote for an individual nominee
                                                 / /
                                        Write name(s) below:

                                        ---------------------------

2.       Approval of the 2000 Key Employee Stock Option Plan

          / /     FOR approval of the 2000 Key Employee Stock Option Plan

          / /     AGAINST approval of the 2000 Key Employee Stock Option Plan


3.       Approval to Amend the Restated Articles of Incorporation

          / /     FOR  the   proposal   to  amend  the   Restated   Articles  of
                  Incorporation to increase the number of authorized common shares from 10,000,000 to 50,000,000

         / / AGAINST the proposal to amend the Restated Articles of Incorporation to increase the number of authorized common shares from 10,000,000 to 50,000,000

4. Authority to vote, in the proxies' discretion, upon such other business as may properly come before the meeting or any postponement or adjournment thereof

         / /      AUTHORITY GRANTED                  / /     AUTHORITY WITHHELD


The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated March 20, 2000 and the Proxy Statement furnished therewith.

                                              _______________________, 2000
                                              Dated and signed

                                              ----------------------------
                                              Signature

                                              ----------------------------
                                              Signature

(Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. For joint accounts, each owner should sign. Corporations should sign their full corporate name by a duly authorized officer.)

This proxy is revocable at or at any time prior to the meeting.

     Please sign and return this proxy in the accompanying prepaid envelope.

                                   ----------

                                   APPENDIX A
                          UNITED COMMUNITY BANKS, INC.
                       2000 KEY EMPLOYEE STOCK OPTION PLAN

                          UNITED COMMUNITY BANKS, INC.




                       2000 KEY EMPLOYEE STOCK OPTION PLAN


                                      A-(i)

                                              TABLE OF CONTENTS

ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION..................................................................1
                  1.1 Establishment of the Plan...................................................................1
                  1.2 Purpose of the Plan.........................................................................1
                  1.3 Duration of the Plan........................................................................1

ARTICLE 2.  DEFINITIONS...........................................................................................1

ARTICLE 3.  ADMINISTRATION........................................................................................4
                  3.1 The Committee...............................................................................4
                  3.2 Authority of the Committee..................................................................4
                  3.3 Decisions Binding...........................................................................4

ARTICLE 4.  SHARES SUBJECT TO THE PLAN............................................................................4
                  4.1 Number of Shares............................................................................4
                  4.2 Lapsed Awards...............................................................................5
                  4.3 Adjustments In Authorized Shares............................................................5

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION.........................................................................5

ARTICLE 6.  STOCK OPTIONS.........................................................................................5
                  6.1 Grant of Options............................................................................5
                  6.2 Agreement...................................................................................5
                  6.3 Option Price................................................................................5
                  6.4 Duration of Options.........................................................................6
                  6.5 Exercise of Options.........................................................................6
                  6.6 Payment.....................................................................................6
                  6.7 Limited Transferability.....................................................................6
                  6.8 Shareholder Rights..........................................................................7

ARTICLE 7.  STOCK APPRECIATION RIGHTS.............................................................................7
                  7.1 Grants of SARs..............................................................................7
                  7.2 Duration of SARs............................................................................7
                  7.3 Exercise of SAR.............................................................................7
                  7.4 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR...................7
                  7.5 Nontransferability..........................................................................7
                  7.6 Shareholder Rights......................................................................... 7

ARTICLE 8.  RESTRICTED STOCK; STOCK AWARDS........................................................................7
                  8.1 Grants......................................................................................7
                  8.2 Restricted Period; Lapse of Restrictions....................................................8
                  8.3 Rights of Holder; Limitations Thereon.......................................................8
                  8.4 Delivery of Unrestricted Shares.............................................................9
                  8.5 Nonassignability of Restricted Stock........................................................9

                                                     A-(ii)

ARTICLE 9.  PERFORMANCE SHARE AWARDS..............................................................................9
                  9.1 Award.......................................................................................9
                  9.2 Earning the Award...........................................................................9
                  9.3 Payment.....................................................................................9
                  9.4 Shareholder Rights..........................................................................9

ARTICLE 10.  BENEFICIARY DESIGNATION.............................................................................10

ARTICLE 11.  DEFERRALS...........................................................................................10

ARTICLE 12.  RIGHTS OF EMPLOYEES.................................................................................10
                  12.1 Employment................................................................................10
                  12.2 Participation.............................................................................10

ARTICLE 13.  CHANGE IN CONTROL...................................................................................10
                  13.1 Definition................................................................................10
                  13.2 Limitation on Awards......................................................................11

ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION.............................................................11
                  14.1 Amendment, Modification and Termination...................................................11
                  14.2 Awards Previously Granted.................................................................11
                  14.3 Compliance With Code Section 162(m).......................................................11

ARTICLE 15.   CANCELLATION AND RESCISSION OF AWARD...............................................................12

ARTICLE 16.   WITHHOLDING........................................................................................12
                  16.1 Tax Withholding...........................................................................12
                  16.2 Share Withholding.........................................................................12

ARTICLE 17.  INDEMNIFICATION.....................................................................................12

ARTICLE 18.  SUCCESSORS..........................................................................................13

ARTICLE 19.  LEGAL CONSTRUCTION..................................................................................13
                  19.1 Gender and Number.........................................................................13
                  19.2 Severability..............................................................................13
                  19.3 Requirements of Law.......................................................................13
                  19.4 Regulatory Approvals and Listing..........................................................13
                  19.5 Securities Law Compliance.................................................................13
                  19.6 Governing Law.............................................................................13

                                                     A-(iii)

                         UNITED COMMUNITY BANKS, INC.

                       2000 KEY EMPLOYEE STOCK OPTION PLAN


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

         1.1      ESTABLISHMENT  OF THE PLAN.  United  Community Banks,  Inc., a
Georgia corporation (hereinafter referred to as the "Company"), hereby establishes a stock option and incentive award plan known as the "United Community Banks, Inc. 2000 Key Employee Stock Option Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

         The Plan shall become effective on the date it is approved by the Board of Directors (the "Effective Date"), subject to approval of the Plan by the Company's shareholders within the 12-month period immediately thereafter, and shall remain in effect as provided in Section 1.3.

         1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by key employees of the Company and its subsidiaries, who are responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants (as defined below) to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14, until the day prior to the tenth (10th) anniversary of the Effective Date.


ARTICLE 2.  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below:

         (a) "AGREEMENT" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         (b) "AWARD" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Share Awards or Stock Appreciation Rights.

         (c) "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

         (d) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         (e) "CAUSE" means: (i) willful misconduct on the part of a Participant that is materially detrimental to the Company; or
                  (ii) the conviction of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and means of determining its existence shall supersede this provision.

         (f) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

         (g) "COMMITTEE" means the committee appointed to administer the Plan with respect to grants of Awards, as specified in Article 3, and to perform the functions set forth therein.

         (h) "COMMON STOCK" means the common stock of the Company, par value $1.00 per share.

         (i) "COMPANY" means United Community Banks, Inc., a Georgia corporation, or any successor thereto as provided in Article 18.

         (j) "CORRESPONDING SAR" means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

         (k) "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         (l) "DISABILITY" shall have the meaning ascribed to such term in the Company's long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

         (m) "EMPLOYEE" means any employee of the Company or the Company's Subsidiaries. Directors who are not otherwise employed by the Company or the Company's Subsidiaries are not considered Employees under this Plan.

         (n) "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1.

         (o) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         (p)      "FAIR MARKET VALUE" shall be determined as follows:


                  (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The
                           Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                  (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

                  (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

         (q) "INCENTIVE STOCK OPTION" OR "ISO" means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (r) "INITIAL VALUE" means, with respect to a Corresponding SAR, the Option Price per share of the related Option, and with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

         (s) "INSIDER" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, as "officer" and "director" are defined under Section 16 of the Exchange Act.

         (t) "NAMED EXECUTIVE OFFICER" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         (u) "NONQUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422.

         (v) "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         (w)     "OPTION  PRICE"  means  the  price  at  which a  Share  may be
                  purchased  by  a  Participant   pursuant  to  an  Option,   as
                  determined by the Committee.

         (x) "PARTICIPANT" means an Employee of the Company or a Subsidiary who has been determined by the Committee to contribute significantly to the profits or growth of the Company and who has been granted an Award under the Plan which is outstanding.

         (y) "PERFORMANCE SHARE AWARD" means an Award, which, in accordance with and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive cash, Common Stock or a combination thereof.

         (z)      "PERSON"  shall  have the  meaning  ascribed  to such  term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (aa) "RETIREMENT" shall mean retiring from employment with the Company or any Subsidiary on or after attaining age sixty five
                  (65).

         (bb)     "RESTRICTED  STOCK" means an Award of Common Stock  granted in accordance with the terms of Article 8 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

         (cc) "SAR" means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

         (dd) "SHARES" means the shares of Common Stock of the Company (including any new, additional or different stock or securities resulting from the changes described in Section 4.3).

         (ee) "STOCK AWARD" means a grant of Shares under Article 8 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Employee.

         (ff) "SUBSIDIARY" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code
                  Section 424(f)) with respect to the Company.


ARTICLE 3.  ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Board of Directors or by the Compensation Committee of the Board, or by any other committee or subcommittee appointed by the Board that is granted authority to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to select the Employees, Directors, consultants and other persons who perform services for the Company or a Subsidiary, who are responsible for the future growth and success of the Company who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option or SAR, restrictions on transferability, vesting provisions on Restricted Stock or Performance Share Awards and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option or SAR may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Employees, Participants and their estates and beneficiaries.


ARTICLE 4.  SHARES SUBJECT TO THE PLAN

         4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards under the Plan shall be 490,000 shares, provided that, if the number of issued and outstanding Shares is increased after the Effective Date, the maximum number of Shares for which Awards may be granted under the Plan shall be increased such that the ratio of the number of shares available for grant to outstanding shares remains the same as the ratio of the shares available to grant under the Plan to outstanding shares that existed on the Effective Date. Outstanding shares shall for the purposes of such calculations include the number of shares into which other securities or instruments issued by United are currently convertible (e.g., convertible preferred stock or convertible debentures, but not outstanding options to acquire stock). The maximum number of Shares available for grant as ISOs under the Plan shall equal an aggregate of four hundred thousand (400,000) Shares. The Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company, whether on the market or otherwise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

                  (a) The grant of an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

                  (b) While an Option, SAR, Stock Award, Restricted Stock Award or Performance Share Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

         4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, or if Shares are withheld in payment of the Option Price or for withholding taxes, any Shares subject to such Award or that are withheld shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.


ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

         Any key Employee of the Company or any Subsidiary, including any such Employee who is also a director of the Company or any Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any Subsidiary shall be eligible to receive an Award under the Plan. In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.


ARTICLE 6.  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 200,000 Shares.

         6.2 AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR.

         6.3 OPTION PRICE. The Option Price for each grant of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted. The Option Price for each grant of a NQSO shall be established by the Committee and, in its discretion, may be less or more than the Fair Market Value of a Share on the date the Option is granted. The Committee is authorized to issue Options, whether ISOs or NQSOs, at an Option Price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

         6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

         6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of the Participant with the Company or any Subsidiary, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control (as defined in Section 13.1) of the Company. Except as otherwise provided in the Agreement and Article 13, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

         6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for six months, if required for accounting purposes, and for the period required by law, if any, prior to their tender to satisfy the Option Price), or (d) by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

         6.7 LIMITED TRANSFERABILITY. If permitted by the Committee in the Agreement, a Participant may transfer an Option granted hereunder, including, but not limited to, transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Participant does not receive any consideration in any form whatsoever for such transfer, (ii) such transfer is permitted under applicable tax laws, and (iii) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, children and grandchildren. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

         6.8 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.


ARTICLE 7.  STOCK APPRECIATION RIGHTS

         7.1 GRANTS OF SARS. The Committee shall designate Participants to whom SARs are granted, and will specify the number of Shares of Common Stock subject to each grant. An SAR may be granted with or without a related Option. All SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. A payment to the Participant upon the exercise of a Corresponding SAR may not be more than the difference between the Fair Market Value of the Shares subject to the ISO on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Corresponding SAR. The maximum number of SARs which can be granted under the Plan during any calendar year to any individual is 200,000 SARs.

         7.2 DURATION OF SARS. The duration of an SAR shall be set forth in the Agreement as determined by the Committee. An SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates. An SAR shall terminate due to the Participant's termination of employment at the same time as the date specified in Article 6 with respect to Options, regardless of whether the SAR was granted in connection with the grant of an Option.

         7.3 EXERCISE OF SAR. An SAR may be exercised in whole at any time or in part from time to time and at such times and in compliance with such requirements as the Committee shall determine as set forth in the Agreement; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value of the Shares exceeds the Option Price of the related ISO. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number of shares for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

         7.4 DETERMINATION OF PAYMENT OF CASH AND/OR COMMON STOCK UPON EXERCISE OF SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional share shall not be deliverable upon the exercise of an SAR, but a cash payment shall be made in lieu thereof.

         7.5 NONTRANSFERABILITY. Each SAR granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the ISO to which it relates. Notwithstanding the foregoing, if the Agreement so provides, a Participant may transfer an SAR (other than a Corresponding SAR that relates to an Incentive Stock Option) under the same rules and conditions as are set forth in Section 6.7.

         7.6 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to an SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.


ARTICLE 8.  RESTRICTED STOCK; STOCK AWARDS

         8.1 GRANTS. The Committee may from time to time in its discretion grant Restricted Stock and Stock Awards to Participants and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Employee for such Shares or Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below

Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion. The maximum number of Shares of Restricted Stock or Stock Awards which can be granted under the Plan during any calendar year to any individual is 200,000 Shares.

         8.2 RESTRICTED PERIOD; LAPSE OF RESTRICTIONS. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted
Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include the following:

                  (a) The death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

                  (b) The occurrence of a Change in Control (as defined in Section 13.1).

The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

         8.3 RIGHTS OF HOLDER; LIMITATIONS THEREON. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Committee for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

                  (a) The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

                  (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

                  (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained an employee of (or non-Employee Director of or active consultant providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.2, again be available for grant under the Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

         With respect to any Shares  received as a result of  adjustments  under
Section 4.3 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this
Article 8.

         8.4 DELIVERY OF UNRESTRICTED SHARES. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a shareholders' agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 16 below.

         8.5 NONASSIGNABILITY OF RESTRICTED STOCK. Unless the Committee provides otherwise in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.


ARTICLE 9.  PERFORMANCE SHARE AWARDS

         9.1 AWARD. The Committee may designate Participants to whom Performance Share Awards will be granted from time to time for no consideration and specify the number of shares of Common Stock covered by the Award.

         9.2 EARNING THE AWARD. A Performance Share Award, or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or a Subsidiary of such performance objectives as the Committee, in its discretion, shall prescribe on the date of grant.

         The Committee may in determining whether performance targets have been met adjust the Company's financial results to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, currency fluctuations or changes in accounting, which are distortive of financial results (either on a segment or consolidated basis). In addition, the Committee will adjust its calculations to exclude the effect on financial results of changes in the Code or other tax laws, or the regulations relating thereto.

         9.3 PAYMENT. In the discretion of the Committee, the amount payable when a Performance Share Award is earned may be settled in cash, by the grant of Common Stock or a combination of cash and Common Stock. The aggregate Fair Market Value of the Common Stock received by the Participant pursuant to a Performance Share Award, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value, on the date the Performance Shares are earned, of the number of Shares of Common Stock equal to each Performance Share earned. A fractional Share will not be deliverable when a Performance Share Award is earned, but a cash payment will be made in lieu thereof.

         9.4 SHAREHOLDER RIGHTS. No Participant shall have, as a result of receiving a Performance Share Award, any rights as a shareholder until and to the extent that the Performance Shares are earned and Common Stock is transferred to such Participant. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of Shares of Common Stock covered by the Award between (a) the date that the Performance Shares are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the Performance Share Award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Share Award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After a Performance Share

Award is earned and paid in Common Stock, a Participant will have all the rights of a shareholder with respect to the Common Stock so awarded; provided that the restrictions of Section 19.4 or any shareholders' agreement or other agreement shall, if applicable, continue to apply.


ARTICLE 10.  BENEFICIARY DESIGNATION

         To the extent applicable, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.


ARTICLE 11.  DEFERRALS

         The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the vesting of Restricted Stock, or the earning of a Performance Share Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


ARTICLE 12.  RIGHTS OF EMPLOYEES

         12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment by, or performance of services for, the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         12.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


ARTICLE 13.  CHANGE IN CONTROL

         13.1 DEFINITION. For purposes of the Plan, a "Change in Control" means any of the following events:

                  (a) The acquisition (other than from the Company) by any Person of Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that for purposes of this Section 13.1, Person shall not include any person who on the date hereof owns ten percent (10%) or more of the Company's outstanding securities, and a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one (1) or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

                  (b) Approval by shareholders of the Company of (1) a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or
                           (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                  (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this
                           Section 13.1 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

         13.2 LIMITATION ON AWARDS. Notwithstanding any other provisions of the Plan and unless provided otherwise in the Agreement, if the right to receive or benefit from any Award under this Plan, either alone or together with payments that a Participant has the right to receive from the Company or a Subsidiary, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION

         14.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the manner in which the total number of Shares which may be granted under the Plan is determined (except as provided in Section 4.3); (c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even if such shareholder approval is not expressly required by the Plan or by law.

         14.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

         14.3 COMPLIANCE WITH CODE SECTION 162(M). At all times when the Committee determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 14, make any adjustments it deem appropriate.

ARTICLE 15.  CANCELLATION AND RESCISSION OF AWARDS

         The Committee may provide in the Award Agreement that if, at any time during the period that any Award is or may yet become exercisable in whole or in part, or at any time within six (6) months prior to, or after, the termination of employment with the Company, a Participant engages in any "Detrimental Activity" (as defined below), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to the Company any gain realized by the Participant from exercising all or any portion of the Awards hereunder during a period beginning six (6) months prior to, or after, the date on which the Participant enters into such activity.

         For purposes of this Agreement, "Detrimental Activity" shall mean to include any of the following: (i) engaging in any commercial activity in competition with any part of the business of the Company; (ii) diverting or attempting to divert from the Company business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the Company which is disparaging or which in any way reflects negatively upon the Company; (iv) engaging in any other activity that is inimical, contrary or harmful to the interests of the Company, including influencing or advising any person who is employed by or in the service of the Company to leave such employment or service to compete with the Company or to enter into the employment or service of any actual or prospective competitor of the Company, or influencing or advising any competitor of the Company to employ or to otherwise engage the services of any person who is employed by the Company or in the service of the Company, or improperly disclosing or otherwise misusing any confidential information regarding the Company; or (v) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she is in full compliance with the terms and conditions of the Plan; provided, that the Committee may provide in the Agreement that only certain of the restrictions provided above apply for purposes of the Award Agreement.

         Should any provision to this Article 15 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Article 15, but, rather, the Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.


ARTICLE 16.  WITHHOLDING

         16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

         16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.


ARTICLE 17.  INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


ARTICLE 18.  SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


ARTICLE 19.  LEGAL CONSTRUCTION

         19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine; the plural shall include the singular and the singular shall include the plural.

         19.2 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         19.4 REGULATORY APPROVALS AND LISTING. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         To the extent applicable, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

         19.5 SECURITIES LAW COMPLIANCE. To the extent applicable, with respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         19.6 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.


         AS APPROVED BY THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANKS, INC. ON DECEMBER 8, 1999.

                                   APPENDIX B



    "The corporation shall have authority to issue 50,000,000 shares of common stock, $1.00 par value (the "Common Stock") and 10,000,000 shares of preferred stock, $1.00 par value (the "Preferred Stock"). Subject to the provisions of any applicable law or the Bylaws of the corporation (as from time to time amended) with respect to fixing the record date for the determination of shareholders entitled to vote, and except as otherwise provided by any applicable law or the by the resolution or resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, the holders of the Common Stock shall have and possess exclusive voting power and rights for the election of directors and for all other purposes, with each share being entitled to one vote."



                                      B-1